UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K


                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported) December 15, 2003


                 COMPETITIVE TECHNOLOGIES, INC.
     (Exact name of registrant as specified in its charter)



Delaware                 1-8696                   36-2664428
(State or other          (Commission File         (IRS Employer
jurisdiction             Number)                  Identification No.
of incorporation)




1960 Bronson Road, Fairfield, Connecticut         06824
(Address of principal executive offices)         (Zip Code)



Registrant's  telephone number, including area code   (203)  255-6044



Item 12.  Results of Operations and Financial Condition.

     On December 15, 2003, Competitive Technologies, Inc. (CTT) announced its fiscal results for the three months ended October
31, 2003.  A copy of CTT's press release is attached hereto as
Exhibit 99.1 and is incorporated by reference herein.

      The information in this Current Report on Form 8-K and the attached exhibit is furnished pursuant to Item 12 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section.





                           Signatures


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   COMPETITIVE TECHNOLOGIES, INC.
                                   Registrant


Date:    December   15,  2003             /s/    John   B.   Nano
                                          By:  John B. Nano
                                          President,
                                          Chief Executive Officer and
                                          Authorized Signer




Exhibit Index

     99.1 Press release dated December 15, 2003.        3-5